UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 6, 2026
___________________________________________
NURIX THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)
___________________________________________

Delaware	001-39398	27-0838048
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1600 Sierra Point Parkway, Brisbane, California		94005
(Address of Principal Executive Offices)		(Zip Code)
(415) 660-5320
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NRIX	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On June 6, 2026, Nurix Therapeutics, Inc. (“Nurix”) entered into a License and Collaboration Agreement (the “Collaboration Agreement”), dated as of June 8, 2026, with F. Hoffmann-La Roche Ltd. and Genentech, Inc. (collectively, “Roche”), pursuant to which Nurix will grant Roche an exclusive worldwide license, including with respect to Nurix and its affiliates, under certain Nurix intellectual property rights to develop, manufacture, commercialize and otherwise exploit bexobrutideg (NX-5948), Nurix’s investigational, oral, brain-penetrant small molecule degrader of Bruton’s tyrosine kinase (BTK), and products comprising or containing bexobrutideg (collectively, “bexobrutideg”), subject to limited licenses Roche will grant to Nurix to perform Nurix’s development, manufacturing, commercialization and other activities under the Collaboration Agreement.
Under the Collaboration Agreement, Nurix and Roche will co-develop and co-commercialize bexobrutideg in the United States across all indications, and Roche will be responsible for developing and commercializing bexobrutideg outside the United States.
Under the Collaboration Agreement, Roche will make an upfront cash payment of $700.0 million to Nurix, and Nurix will be eligible to receive development, regulatory, and sales milestone payments, with total potential payments of up to $2.3 billion, including the upfront payment. Development costs under the global development plan will be shared 40% by Nurix and 60% by Roche, subject to specified exceptions. Nurix and Roche will equally share profits and losses from U.S. commercialization and Nurix will be eligible to receive tiered royalties at rates ranging from the low teens to the high teens on ex-U.S. sales.
Under the Collaboration Agreement, Roche will have primary responsibility for certain regulatory, manufacturing and commercialization activities, subject to specified Nurix participation rights in the United States.
The Collaboration Agreement will become effective upon the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the expiration, termination or resolution of all other required waiting periods, clearance decisions or outstanding inquiries under antitrust laws.
The Collaboration Agreement includes customary representations and warranties, covenants, and indemnification obligations for a transaction of this nature.
Subject to earlier termination in certain circumstances, the Collaboration Agreement expires on a product-by-product basis in the United States upon expiration of the applicable profit/loss share term, and on a product-by-product and country-by-country basis outside the United States upon expiration of the applicable royalty term. Upon expiration of the applicable term, Roche’s license for the applicable product in the applicable country will remain exclusive and become fully paid-up, irrevocable, perpetual and royalty-free.
The foregoing description of the material terms of the Collaboration Agreement is qualified in its entirety by reference to the complete text of the Collaboration Agreement, a copy of which will be filed as an exhibit to Nurix’s Quarterly Report on Form 10-Q for the quarter ending August 31, 2026.
Forward-Looking Statements.
This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the effectiveness of the Collaboration Agreement, including the expiration or termination of the waiting period under the HSR Act, and the expiration, termination or resolution of other required waiting periods, clearance decisions or outstanding inquiries under antitrust laws, and the timing thereof; the receipt and timing of upfront, milestone, royalty, and other payments under the Nurix-Roche collaboration; the potential benefits of the Nurix-Roche collaboration; and the parties’ plans or expectations regarding the development, manufacture, and commercialization of bexobrutideg, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties related to (i) the ability of the parties to perform their respective obligations under the Collaboration Agreement; (ii) whether the parties will be able to successfully conduct and complete clinical development and commercialization of bexobrutideg pursuant to the Nurix-Roche collaboration; (iii) the unexpected emergence of adverse events or other undesirable side effects during preclinical and clinical development; (iv) whether Nurix will have adequate resources to fund its obligations under the Nurix-Roche collaboration, including increased operating expenses in connection with funding 40% of development costs across multiple clinical trials and establishing and maintaining a commercialization organization in the United States; (v) risks and uncertainties related to regulatory review of the Nurix-Roche collaboration, including under the HSR Act, the potential that required waiting periods, clearance decisions or outstanding inquiries under antitrust laws may not expire, be terminated or be resolved on the anticipated timeline or at all, the potential for delays or conditions in connection with obtaining any required antitrust approvals or clearances, and the potential that the Collaboration Agreement may not become effective; (vi) whether the parties will be able to successfully co-commercialize bexobrutideg in the United States, including Nurix’s ability to establish and maintain a commercialization organization and the parties’ ability to align on commercial strategy and manage the operational complexities of a shared commercial model; (vii) risks and uncertainties relating to the timing and receipt of payments from Nurix’s collaboration partners, including milestone payments and royalties on future potential product sales; and (viii) those risks and uncertainties identified in Nurix’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended February 28, 2026, filed with the SEC on April 8, 2026, and subsequent filings with the Securities and Exchange Commission (the “SEC”). These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Nurix undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.
On June 7, 2026, Nurix issued a press release announcing (i) Nurix’s entry into the Collaboration Agreement and (ii) that on June 8, 2026, at 8:00 a.m. Eastern Time, Nurix will host a conference call and webcast to discuss the collaboration between Nurix and Roche. The live webcast, with an accompanying presentation, will be accessible under the Events and Presentations page in the Investors section of Nurix’s website. A replay of the call and webcast will be archived on Nurix’s website for approximately 30 days after the event.

A copy of the press release and the presentation materials for the webcast are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the information set forth under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are filed or furnished, as applicable, herewith and this list is intended to constitute the exhibit index:

Exhibit No.	Exhibit Title or Description

99.1	Nurix Therapeutics, Inc. Press Release dated June 7, 2026

99.2	Nurix Therapeutics, Inc. Presentation dated June 8, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURIX THERAPEUTICS, INC.

Date: June 8, 2026	By:	/s/ Christine Ring
Christine Ring, Ph.D., J.D.
Chief Legal Officer
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